                     SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to
       Section 14(a) of the Securities Exchange Act of 1934
                        (Amendment No.   )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2)

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c)
       or Section 240.14a-12

                CITIZENS FINANCIAL CORPORATION
     (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.

[   ]     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1)
          and 0-11.

          1) Title of each class of securities to which transaction applies:
          _________________________________________________________

          2) Aggregate number of securities to which transaction applies:
          _________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          _________________________________________________________

          4) Proposed maximum aggregate value of transaction:
          _________________________________________________________

          5) Total fee paid:


[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the  fee  is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ___________________________________________________________

     2) Form, Schedule or Registration Statement No.:
        ___________________________________________________________

     3) Filing Party:
        ___________________________________________________________

     4) Date Filed:
        ___________________________________________________________

                        CITIZENS FINANCIAL CORPORATION
                          THE MARKETPLACE, SUITE 300
                            12910 SHELBYVILLE ROAD
                          LOUISVILLE, KENTUCKY  40243


                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MAY 21, 1998


            The 1998 Annual Meeting of Shareholders of Citizens Financial Corporation will be held at the offices of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky, on Thursday, May 21, 1998 at 2:00 p.m., Eastern Daylight Time, for the following purposes:

      (1) to elect directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify (the "Election of Directors"); and

      (2) to transact such other business as may properly come before the Meeting or any adjournments thereof, including matters incident to its conduct.

            Please  consult  the  accompanying  Proxy   Statement  for  further
information concerning the Meeting, the Election of Directors and other matters.

            April 17, 1998 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to vote at the Meeting or any adjournments thereof.

            You are cordially invited to attend the Meeting in person. If you cannot, please sign and date the accompanying form of Proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                               By Authority of the Board of Directors




                               Darrell R. Wells
                               President and Chief Executive Officer


April 29, 1998

                        CITIZENS FINANCIAL CORPORATION
                          THE MARKETPLACE, SUITE 300
                            12910 SHELBYVILLE ROAD
                          LOUISVILLE, KENTUCKY 40243


                                PROXY STATEMENT


                    SOLICITATION AND REVOCATION OF PROXIES

            The Board of Directors of Citizens Financial Corporation (the "Company") is soliciting proxies to be voted at the 1998 Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998, at 2:00 p.m., Eastern Daylight Time, at the offices of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243, and at any adjournments thereof (the "Meeting").

            If the accompanying form of Proxy is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon; or, if no contrary directions are given, they will be voted [i] in the election of directors as hereinafter described and [ii] on any other matters that may come before the Meeting, including matters incident to its conduct. Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of the Company at the address shown above.

            The accompanying form of Proxy may not be used [i] to authorize shares to be voted by anyone other than the persons named therein or substitutes appointed by the Board of Directors or [ii] to vote with respect to nominees other than those named herein or substitutes appointed by the Board of Directors.

            This Proxy Statement and the accompanying form of Proxy are being first mailed to shareholders on or about April 29, 1998.

                               VOTING AT MEETING

            Only shareholders of record of the Company's Class A Stock (the "Class A Stock"), at the close of business on April 17, 1998 (the "Record Date"), are entitled to notice of, and to vote in person or by duly authorized proxy at, the Meeting. On the Record Date, there were 1,075,615 shares of the Class A Stock outstanding and entitled to vote. Each such share is entitled to one vote on all matters that may come before the Meeting other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky law to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single director nominee or distribute them among the nominees in any manner the shareholder may see fit. Proxies received may be voted cumulatively. See "Discretionary Authority In Election of Directors," below.

            Under Kentucky law, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for election of a director or passage of any matter submitted to shareholders. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum.

                                    IMPORTANT
      Shareholders can help the Company avoid the necessity and  expense  of  sending  follow-up
      letters to ensure a quorum by promptly returning the enclosed Proxy.    Please mark, date,
      sign  and return the enclosed Proxy in order that the necessary quorum may be  represented at the meeting.  The enclosed envelope requires no postage if mailed in the United States.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table reflects certain information regarding the beneficial ownership of the Class A Stock and the Company's 1995 Class B Convertible Preferred Stock (the "Preferred Stock") held as of the Record Date [i] by the only person known by the Company to own beneficially more than five percent (5%) of the Class A Stock and [ii] by the directors and the executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each person named or included below has sole voting and investment power with respect to the Class A Stock and the Preferred Stock attributed to such person.

                                           Ownership of Class A Stock              Ownership of Preferred Stock
                                                             Percent of                               Percent of
          Shareholder                      Shares<F1>          Class<F2>           Shares               Class<F2>
5% HOLDER

     Darrell R. Wells                     960,322<F3>          65.43%               196<F3>             52.97%
     Suite 310
     4350 Brownsboro Road
     Louisville, Kentucky  40207

DIRECTORS AND EXECUTIVE OFFICERS AS
A GROUP

      13 Persons                        1,050,163<F4,F5>       70.40%               208<F5>             56.22%

[FN]

<F1>    Includes shares of the Class A  Stock  issuable  upon conversion of the
        Preferred Stock held by such persons. As of the Record Date, each share of the Preferred Stock was immediately convertible into 2,000 shares of the Class A Stock. The Preferred Stock is not entitled to vote except in cases of certain dividend arrearages and certain fundamental changes in the rights of the holders of the Preferred Stock.

<F2>    Percentage calculations for the Class A Stock  are based on outstanding shares of the Class A Stock and shares of the Class A Stock issuable upon conversion of the shares of the Preferred Stock held by such person, plus, in the case of the group, the shares referred to in Note
        4. Percentage calculations for the Preferred Stock are based on outstanding shares of the Preferred Stock.

<F3>    Mr. Wells shares voting and investment  power  with  respect  to 49,315 shares of the Class A Stock and nine (9) shares of the Preferred Stock. Frank T. Kiley, who beneficially owns 6,303 shares of the Class A Stock and nine (9) shares of the Preferred Stock, may be deemed to be affiliated with Mr. Wells for certain purposes. Excluding the shares of the Class A Stock issuable upon conversion of the Preferred Stock, Mr. Wells beneficially owns 568,322 shares of the Class A Stock, which represents 52.83% of the outstanding shares of the Class A Stock.

<F4>    Includes 5,000  shares  of  the  Class  A  Stock  issuable  pursuant to purchase options that are deemed to be beneficially owned because the options are exercisable presently or within 60 days after the Record Date. See "Aggregate Year-End Option Values."

<F5>    Includes shares beneficially owned by  Mr. Wells.  Excluding the shares of the Class A Stock issuable upon conversion of the Preferred Stock held by such group, the members of such group beneficially own 634,163 shares of the Class A Stock, which represents 58.96% of the outstanding shares of the Class A Stock and the shares referred to in Note 4.


                             ELECTION OF DIRECTORS

            At  the  Meeting,  a full Board of Directors will be  elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. The Bylaws of the
Company provide that the Board of Directors shall consist of eight (8) persons.

            Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect the eight (8) persons named in the following table, subject to the matters described in "Discretionary Authority In Election of Directors," below. All of the nominees were elected at the 1997 Annual Meeting of Shareholders and in previous years as shown in the table. The terms of all present directors will expire at the conclusion of the election of directors at the Meeting. All of the nominees have agreed to serve if elected. If there are more nominees at the Meeting than there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.

                                                                           Ownership of              Ownership of
                                                                        CLASS A STOCK<F1,F2>    PREFERRED STOCK<F1,F2>
    Name, Age, and                      Principal Occupation(s)
   Present Positions                    or Employment(s) During
 with the Company and       Director    Past Five or More Years and           Percent                  Percent
  CITIZENS SECURITY<F3>       SINCE     CERTAIN DIRECTORSHIPS<F4>       SHARES       OF CLASS     SHARES      OF CLASS

John H. Harralson, Jr.       1990      Publisher, Southern Publishing    12,468       1.16%         --           --
70                                     d/b/a The Voice Tribune
Director of the Company                (suburban newspaper
and Citizens Security                  publishing), Louisville,
                                       Kentucky

Lane A. Hersman              1995      Present principal positions with   6,200<F5>   0.58%         --           --
46                                     the Company and Citizens
Executive Vice President               Security since July, 1995;
and Chief Operating                    formerly senior financial
Officer and Director of the            management positions with the
Company; President and                 Company since 1991 and
Chief Executive Officer and            Citizens Security since 1988
Director of Citizens
Security

Frank T. Kiley               1990      Principal, Security Management    24,303       2.22%          9           2.43%
51                                     Company (investments and
Director of the Company                investment management),
                                       Louisville, Kentucky

Charles A. Mays              1994      Executive Vice President           2,500       0.23%          1           0.27%
59                                     and Chief Financial Officer,
Director of the Company                Commonwealth Bank and Trust
and Citizens Security                  Company, Louisville, Kentucky

Earle V. Powell              1990      Retired; Trustee, Kentucky        16,465       1.53%         --           --
81                                     Teachers Retirement System
Director of the Company
and Citizens Security

Thomas G. Ward               1990      President, Texas 5 Corporation    24,169       2.24%          2           0.54%
60                                     (telecommunications) since
Director of the Company                1990; President, Third Kentucky
and Citizens Security                  Cellular Corporation, Lexington,
                                       Kentucky since 1995

Darrell R. Wells<F6>         1990      General Partner,                 960,322<F6>   65.43%        196<F6>     52.97%
55                                     Security Management Company
President and Chief                    (investments and investment
Executive Officer, Director            management), Louisville
and Chairman of the                    Kentucky, Director, Churchill
Board of the Company                   Downs Incorporated and Jundt
                                       Growth Fund

Margaret A. Wells<F6>        1993      Homemaker and civic              960,322<F6>   65.43%        196<F6>     52.97%
51                                     volunteer
Director of the Company

                                       3

[FN]

<F1>    Amounts as of the Record  Date  as furnished by persons named in the table. All nominees have sole voting and investment power with respect to their beneficially owned shares except for Mr. Wells as to the shares described in Note 3 under "Security Ownership of Certain Beneficial Owners and Management" and Ms. Wells as to shares beneficially owned by Mr. Wells. See Note 6. Percentage calculations for the Class A Stock are based on outstanding shares of the Class A Stock and shares of the Class A Stock issuable upon conversion of the shares of the Preferred Stock held by each such director, and in the case of Mr.
        Hersman, the shares referred to in Note 5. Percentage calculations for the Preferred Stock are based on outstanding shares of the Preferred Stock.

<F2>    Includes shares of the Class A Stock issuable upon conversion of the Preferred Stock held by such director. As of the Record Date, each share of the Preferred Stock was immediately convertible into 2,000 shares of the Class A Stock. The Preferred Stock is not entitled to vote except in cases of certain dividend arrearages and certain fundamental changes in the rights of the holders of the Preferred Stock.

<F3>    Citizens  Security  Life Insurance Company ("Citizens Security")
        was the Company's corporate predecessor and is now its principal subsidiary.

<F4>    Directorships in publicly-held companies other than the Company, in registered investment companies and, in the case of certain directors, other organizations deemed material by them.

<F5>    Includes 5,000 shares of the Class A Stock  issuable pursuant to purchase options that are deemed to be beneficially owned because the options are exercisable presently or within 60 days after the Record Date.

<F6>    Darrell R. Wells is the husband of Margaret A. Wells.  Under the federal securities laws, a director is presumed to be the beneficial owner of securities held by members of the director's immediate family sharing the director's household. Accordingly, the shares reported as beneficially owned by Mr. Wells and Ms. Wells are the same shares. See "Security Ownership of Certain Beneficial Owners and Management."


            Five (5) meetings of the Board of  Directors  were  held  during
1997. The Board of Directors has delegated certain functions to standing committees of the Board. The Executive Committee is authorized to perform all of the functions of the Board of Directors except as limited by the Company's Articles of Incorporation and Bylaws and by certain provisions contained in the resolution creating the Executive Committee. The Executive Committee held one (1) meeting during 1997. The members of the Executive Committee for 1997 were Messrs. Hersman, Kiley, Wells and Mays. The Audit Committee's prescribed functions are [i] to recommend to the Board of Directors the accounting firm to be selected as the independent auditors for the Company and its subsidiaries and [ii] to act on behalf of the Board in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting, accounting procedures, policies and controls, and the scope of the respective audits of the independent auditors and any internal auditor of the Company. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations to the Board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee held one (1) meeting during 1997. The members of the Audit Committee for 1997 were Ms. Wells and Messrs. Harralson, Kiley, Mays, Powell, Ward, and Wells. The Company has not established standing nominating or compensation committees or committees performing similar functions. All directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.


                            DISCRETIONARY AUTHORITY
                           IN ELECTION OF DIRECTORS

            The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Meeting, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the Board of Directors. In addition, if any shareholder or shareholders shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

            If for any reason more than eight (8) persons are to be elected directors, the persons named in the accompanying form of Proxy, or their substitutes, are not authorized to vote shares represented by proxies received for more than eight (8) nominees. If for any reason less than eight (8) persons are to be elected directors, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote such shares for nominees equal in number to the number to be elected from among those named above or substitute nominees.



                       EXECUTIVE OFFICERS OF THE COMPANY

            The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.

                                  Present Positions With the                   Principal Occupation
     NAME/AGE                   COMPANY AND/OR CITIZENS SECURITY<F1>        IN PAST FIVE OR MORE YEARS
Darrell R. Wells      President and Chief Executive Officer, Director  General Partner, Security Management
55                    and Chairman of the Board of the Company         Company (investments and investment
                                                                       management), Louisville, Kentucky

Lane A. Hersman       Executive Vice President and Chief Operating     Present principal positions with the Company
46                    Officer and Director of the Company;             and with Citizens Security since July, 1995;
                      President and Chief Executive Officer and        formerly senior financial management
                      Director of Citizens Security                    positions with the Company since 1991 and
                                                                       with Citizens Security since 1988

Robert N. Greenwood   Vice President, Operations, of the Company       Present  position  with the Company since
63                    Senior Vice President, Operations, of Citizens   1992 and with Citizens Security since 1989
                      Security

James L. Head         Vice President, Administration, of the           Present  positions with the Company since
64                    Company; Senior Vice President,                  1992 and with Citizens Security since 1990
                      Administration, of Citizens Security

Stephen L. Marco      Vice President and Chief Actuary of the          Present  positions with the Company since
47                    Company; Senior Vice President and Chief         1993 and with Citizens Security since 1992
                      Actuary of Citizens Security

Paul M. Marquess      Vice  President,  Agency, of the Company;        Present positions with the Company and
60                    Senior Vice President, Agency, of Citizens       Citizens Security since June, 1996; formerly
                      Citizens Security                                Manager, Management Development, Agency
                                                                       Group, Providian Corporation (insurance
                                                                       holding corporation)

Brent L. Nemec        Vice  President, Chief Financial Officer,        Present  positions  with  the Company and
43                    and Treasurer of the Company; Senior Vice        Citizens Security since July, 1996; formerly
                      President, Chief Financial Officer, and          Second Vice President, Financial Reporting
                      Treasurer of Citizens Security                   Agency Group, Providian Corporation
                                                                       (insurance holding corporation)

[FN]

<F1>    Citizens Security Life Insurance Company ("Citizens Security") was the
        Company's corporate predecessor and is now its principal subsidiary.

                            EXECUTIVE COMPENSATION


            The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's President and Chief Executive Officer and its Executive Vice President and Chief Operating Officer (together, the "Named Executive Officers") for the fiscal years ended December 31, 1997, 1996 and 1995. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.


                          SUMMARY COMPENSATION TABLE


                                                                                      Other
                                                                                      Annual        All Other
NAME AND PRINCIPAL POSITIONS                   YEAR          SALARY       BONUS    COMPENSATION   COMPENSATION
Darrell R. Wells, President and Chief          1997       $     0         $  0         $   0          $  0
Executive Officer, Director and Chairman
of the Board<F1>                               1996       $     0         $  0         $   0          $  0
                                               1995       $     0         $  0         $   0          $  0

Lane A. Hersman, Executive Vice                1997       $109,100        $  0         $   0<F2>      $  5,400<F3>
President and Chief Operating Officer and
Director                                       1996       $103,750        $  0         $   0<F2>      $  1,126<F3>
                                               1995       $95,050         $  0         $   0<F2>      $  1,242<F3>

[FN]

<F1>    Mr. Wells  was  first  elected  an officer of the Company  in  1995.
        He does not receive any compensation for serving as an officer.

<F2>    Other Annual Compensation consists of personal use of an automobile.
        The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the annual salary received by Mr. Hersman.

<F3>    Includes  contribution  by  Company  to  Mr.  Hersman's  401(k) plan
        (beginning in  1997)  and  term   life  insurance premiums.

            The following table provides information with respect to the Named Executive Officers concerning unexercised options to purchase the Class A Stock held as of December 31, 1997:

                       AGGREGATED YEAR-END OPTION VALUES

                                                                                  Value of unexercised in-the-
                                   Number of unexercised options at year end      money options at year end <F1>
NAME                                       EXERCISABLE/UNEXERCISABLE                EXERCISABLE/UNEXERCISABLE
Darrell R. Wells                                            0/0                                 $0/0
Lane A. Hersman                                         5,000/0                                 $0/0

[FN]

<F1>    Closing  high  bid as of the last trading day of 1997  (December 31,
        1997) minus the exercise price.

                                       6

            Lane A. Hersman is employed by the Company as Executive Vice President and Chief Operating Officer and by Citizens Security as President and Chief Executive Officer under an agreement expiring June 30, 1998 that provides for cash compensation (included in the Summary Compensation Table) and certain personal benefits (including those benefits described in Notes 2 and 3 to the Summary Compensation Table and other benefits standard for executive employees). If the Company should terminate his employment before the specified termination date other than in the event of his death or for cause, Mr. Hersman would be entitled to a severance payment equal to his
then  current  salary   for  a period of one year.

            Each member of the Board of Directors who is not a full-time employee of the Company or its subsidiaries or who is not otherwise compensated as such receives a fee of $4,000 per year and meeting attendance fees of at least $3,600 per year.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
                       BY DIRECTORS AND EXECUTIVE OFFICERS

            The  Securities  Exchange  Act of 1934  requires  the  Company's directors and executive officers and any person beneficially owning more than ten percent (10%) of the Class A Stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of reports filed with the SEC, the Company believes that all filing requirements applicable to its directors, executive officers, and ten percent (10%) beneficial owners were satisfied during 1997.


                         CERTAIN TRANSACTIONS INVOLVING
                        DIRECTORS AND EXECUTIVE OFFICERS

            Darrell R. Wells provides portfolio management for the Company and Citizens Security, through SMC Advisors, Inc. ("SMC") of which he is the principal officer, a director, and the sole shareholder. Frank T. Kiley is also an officer and director of SMC. In July 1994, the Company and
Citizens Security entered into separate contracts with SMC for portfolio management services. The contracts provide for aggregate annual fixed fees of $30,000 and incentive compensation equal to five percent (5%) of the sum of the net realized capital gains and losses plus the net unrealized capital gains and losses in the bond and stock portfolios of the Company and Citizens Security during each year. Total fixed fees paid or accrued by the Company under these contracts for 1996 were $30,000 (equal to about .04% of average cash and invested assets during 1996), while no incentive compensation was payable for 1996. Total fixed fees paid or accrued by the Company under these contracts for 1997 were $30,000 (equal to about .04% of average cash and invested assets during 1997). Additionally, $306,767 in incentive fees were incurred and paid during 1997 (equal to about .47% of average cash and invested assets during 1997). Any excess of net realized and unrealized capital losses over net realized and unrealized capital gains at the end of a year is not carried forward to the next year. The contracts provide for automatic renewal for successive one-year periods unless either party gives at least 30 days' notice of termination as of the end of the then current period. The contracts have been renewed for 1998. The contracts are also subject to termination in certain events of default or insolvency. Portfolio investments are limited to investments that are eligible under the Kentucky Insurance Code and regulations and are to be in accordance with the overall investment policies of the Company and Citizens Security.

            In connection with its acquisition  of  Integrity  National Life
Insurance  Company  in  September, 1995,  the Company obtained $6,400,000 in financing from a commercial bank. As part of its security for the financing, the bank required that Mr. Wells personally guarantee $2,000,000 of the financing. In consideration of the guaranty by Mr. Wells, the Company entered into a guarantor's compensation agreement with Mr. Wells under which the Company paid a fee of 10% of the $2,000,000 amount guaranteed by Mr. Wells (that is, $200,000) on the date of the bank financing and agreed to pay a further guaranty fee on each anniversary thereof as long as the Mr. Wells' guaranty remains outstanding. All payments are to be in the form of promissory notes except as hereinafter described. The guarantor's compensation agreement calls for annual fees to be based on a percentage of the outstanding principal balance of the amount guaranteed by Mr. Wells, beginning with 10% on the first anniversary and thereafter decreasing in stages to 0.5% on the last anniversary before maturity, for an average percentage fee of 4.21% per annum over the entire term.

            In September, 1996, the Company and Mr. Wells agreed to a first amendment to the guarantor's compensation agreement. In lieu of paying Mr. Wells the fee of $200,000 called for by the agreement on the first anniversary of the bank financing, the Company agreed to pay SMC an additional fee of 15% of the sum of the net realized capital gains and losses plus the net unrealized capital gains and losses in the bond and stock portfolios of the Company during the period from October 1, 1996 through September 30, 1997 (by virtue of the Company's payments to the bank described in the following paragraph, the fee was subsequently reduced from 15% to about 12.8%). Pursuant to the terms of the first amendment, during 1997 the Company paid SMC a guaranty fee of $133,464 for the twelve month period ended September 30, 1997. In September, 1997, the Company and Mr. Wells agreed to a second amendment to the guarantor's compensation agreement which essentially renewed for another year (through September 22,
1998) the provisions set forth in the first amendment. The formula for calculating the amount the Company will owe SMC is the same as that set forth in the first amendment. Accordingly, the amount payable to SMC pursuant to the second amendment will not be determinable until September, 1998. For the period between September 30, 1997 and December 31, 1997 a guaranty fee of $36,119 has been accrued. Unless the parties otherwise agree, these modifications will not apply to any future period after September 22, 1998. In the event the Company's investment advisory agreement with SMC is terminated, any portion of the fee that SMC does not receive will become payable to Mr. Wells.

            The Company has made total payments of $390,000 to the bank on the portion of the bank financing guaranteed by Mr. Wells, reducing the balance to $1,610,000. Assuming that there are no further payments on that portion and no future modifications of the kind described in the preceding paragraph, the Company's total payments to Mr. Wells for the period from September 22, 1998 through maturity will be approximately $88,550.

            The annual guaranty fees to Mr. Wells are payable in the form of non-negotiable promissory notes of the Company due in 2003. The notes bear interest at the prime rate charged by the commercial bank. The guarantor's compensation agreement also provides that the Company and Mr. Wells may agree to exchange the notes for securities of the Company on terms to be determined by a majority of the members of the Company's Board of Directors who are not affiliated with Mr. Wells. The $200,000 note issued on the date of the bank financing in 1995, together with $29,743 in accrued interest thereon, was prepaid by the Company on April 7, 1997.

                              OTHER MATTERS

            No business other than the Election of Directors is expected to come before the Meeting, except for matters incident to its conduct. Should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying form of Proxy or their substitutes will vote thereon according to their judgment of the best interests of the Company.


                      INDEPENDENT PUBLIC ACCOUNTANTS

            On  August  6,  1997,  the  Board  of  Directors  approved   the
appointment of Ernst & Young, LLP as the Company's independent public accountants and auditors with respect to the Company's financial statements for the year ending December 31, 1997. Ernst & Young, LLP has conducted the audits of the Company since its organization in 1990 and has conducted the audits of Citizens Security since the year ended December 31, 1989. The Board of Directors ordinarily selects an independent certified public accountant and auditor for a year in the last half of the year. It has not yet made a selection for the current year.

            It is expected that a representative of Ernst & Young, LLP will be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

            Financial statements of the Company for its most recent year are contained in the 1997 Annual Report to Shareholders, a copy of which is included with the copies of this Proxy Statement mailed to shareholders. Additional copies are available to shareholders on request addressed to the President, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243. The Annual Report and such financial statements are not to be considered as part of this Proxy Statement because they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the Meeting.


                            PROPOSALS BY SHAREHOLDERS

            Any shareholder proposals that may be included in the Board of Directors' proxy statement and form of proxy for presentation at the 1999 Annual Meeting of Shareholders must be received by the Company at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243 not later than December 29, 1998.


                              GENERAL INFORMATION

            This  solicitation of proxies by the Board of Directors is being conducted primarily by mail. The Company will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the Meeting to beneficial owners. Certain officers, directors, and regular employees of the Company may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews, and mail at no additional expense to the Company, except any actual out-of-pocket communications charges that, if incurred, are not expected to exceed $500.

            All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying form of Proxy in the return envelope enclosed for that purpose.

                                                                     (Front)
PROXY


                  CITIZENS FINANCIAL CORPORATION
        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR SHAREHOLDERS MEETING ON MAY 21, 1998


            The undersigned hereby appoints James L. Head and Len E. Schweitzer and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 1998 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the office of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky on Thursday, May 21, 1998 at 2:00 p.m. Eastern Daylight Time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:


      1.    ELECTION OF DIRECTORS
            Nominees:   John H. Harralson,  Jr.,  Lane  A.  Hersman,  Frank  T.
                        Kiley,  Charles  A.  Mays,  Earle  V. Powell, Thomas G.
                        Ward, Darrell R. Wells and Margaret A. Wells.

            [ ] VOTE FOR all nominees listed above, except vote withheld from following nominees (if any):
            ___________________________________________________________________

            OR

            [ ]   VOTE WITHHELD from all nominees listed above.


      2.    OTHER MATTERS
            In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

            WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                       PLEASE DATE AND SIGN ON THE REVERSE SIDE



_____________________________________________________________________________________________
                                                                        (Back)



PLEASE SIGN EXACTLY AS              Dated:  _________________, 1998
NAME APPEARS BELOW

                                    ______________________Signature

                                    ______________________Signature

                                    (Joint Owners Should Each Sign.
                                    Attorneys-in-Fact, Executors,
                                    Administrators, Custodians,
                                    Partners, or Corporation Officers
                                    Should Give Full Title).

                   PLEASE DATE, SIGN, AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE PROMPTLY.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.